UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 9, 2022
Date of Report (date of earliest event reported)
 _________________________________________________________
Salesforce, Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________

Delaware	001-32224	94-3320693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Salesforce Tower
415 Mission Street, 3rd Fl
San Francisco, California 94105
(Address of principal executive offices)
Registrant’s telephone number, including area code: (415) 901-7000
N/A
(Former name or former address, if changed since last report)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRM	New York Stock Exchange	, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Salesforce, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on June 9, 2022 (the “Meeting”). The proposals considered at the Meeting are described in the Company’s 2022 Proxy Statement filed with the Securities and Exchange Commission on April 28, 2022 (the “Proxy Statement”), and the final voting results are set forth below:

1.Election of directors:

	For	Against	Abstain	Broker Non-Votes
Marc Benioff	696,430,586	46,710,174	1,853,018	104,376,173
Bret Taylor	724,805,886	19,480,793	707,099	104,376,173
Laura Alber	741,031,271	3,230,430	732,077	104,376,173
Craig Conway	706,414,651	37,045,170	1,533,957	104,376,173
Parker Harris	721,404,904	22,122,427	1,466,447	104,376,173
Alan Hassenfeld	693,115,662	49,744,751	2,133,365	104,376,173
Neelie Kroes	731,026,212	12,419,039	1,548,527	104,376,173
Oscar Munoz	713,386,888	30,848,291	758,599	104,376,173
Sanford Robertson	617,075,788	122,299,509	5,618,481	104,376,173
John V. Roos	724,204,949	19,140,864	1,647,965	104,376,173
Robin Washington	722,919,271	21,362,043	712,464	104,376,173
Maynard Webb	696,100,098	47,373,195	1,520,485	104,376,173
Susan Wojcicki	740,846,032	3,499,685	648,061	104,376,173

2.     Amendment and restatement of the Company’s 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Votes
674,261,620	67,214,008	3,518,150	104,376,173
3.     Amendment and restatement of the Company’s 2004 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
731,286,854	11,168,500	2,538,424	104,376,173
4.     Ratification of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending January 31, 2023:

For	Against	Abstain	Broker Non-Votes
778,962,193	69,859,838	547,920	0
5.     Advisory approval of the fiscal 2022 compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
662,376,599	78,905,359	3,711,820	104,376,173
6.     Stockholder proposal regarding an independent chair of the board:

For	Against	Abstain	Broker Non-Votes
256,061,405	437,914,527	51,017,846	104,376,173

7.     Stockholder proposal regarding a racial equity audit:

For	Against	Abstain	Broker Non-Votes
249,661,617	487,109,232	8,222,929	104,376,173

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As reported above, at the Meeting, the Company’s stockholders approved an amendment to the Company’s 2013 Equity Incentive Plan (the “Amended Equity Incentive Plan”) to increase the number of shares reserved for issuance by 43.7 million shares. The Amended Equity Incentive Plan is described in more detail in the Proxy Statement. The Company’s stockholders also approved an amendment to the Company’s 2004 Employee Stock Purchase Plan (the “Amended Employee Stock Purchase Plan”) to increase the number of shares reserved for issuance by 24 million shares. The Amended Employee Stock Purchase Plan is described in more detail in the Proxy Statement.
The foregoing descriptions and the summaries contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Amended Equity Incentive Plan and the Amended Employee Stock Purchase Plan, which are attached hereto as Exhibits 10.1 and 10.2.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Salesforce, Inc. Amended and Restated 2013 Equity Incentive Plan (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-8 filed on June 13, 2022)

10.2	Salesforce, Inc. Amended and Restated 2004 Employee Stock Purchase Plan (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed on June 13, 2022)

104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 13, 2022	Salesforce, Inc.

/s/ TODD MACHTMES
Todd Machtmes Executive Vice President and General Counsel